Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) dated as of August 28, 2013 is among SunCoke Energy Partners, L.P., a Delaware limited partnership (the “MLP”), the other Borrowers signatories hereto (together with the MLP, each a “Borrower” and collectively, the “Borrowers”), the several banks and other financial institutions or entities signatories hereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”).

RECITALS

A. The Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of January 24, 2013 (the “Credit Agreement”).

B. The Borrowers have requested that the Credit Agreement be amended in the manner set forth herein.

C. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrowers, the Administrative Agent and the Majority Revolving Lenders agree as follows:

Section 1. Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Credit Agreement.

Section 2. Amendments to Credit Agreement. The Credit Agreement is amended, as of the First Amendment Effective Date (as defined below), as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by adding thereto, in alphabetical order, the following definition, which shall read in full as follows:

“First Amendment Effective Date”: the “First Amendment Effective Date” as defined in that certain Amendment No. 1 to Credit Agreement dated as of August 28, 2013 among the Borrowers, the Lenders party thereto and the Administrative Agent.

(b) Section 2.21(a) of the Credit Agreement is hereby amended by replacing the entire phrase (i) in the penultimate sentence thereof with the phrase “the aggregate amount of incremental Revolving Commitments obtained after the First Amendment Effective Date pursuant to this paragraph shall not exceed $100,000,000”.

(c) Schedule 1.1A to the Credit Agreement is hereby amended in its entirety with Schedule 1.1A attached to this Amendment.

Section 4. Amendment Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received:

(i) an original counterpart of this Amendment, duly executed by each Borrower, the Administrative Agent and the Majority Revolving Lenders;

(ii) an Increased Facility Activation Notice, duly executed by the Borrowers’ Agent and the Lenders party thereto;

(iii) any New Lender Supplement required to be delivered pursuant to Section 2.21(b) of the Credit Agreement in connection with the Increased Facility Activation Notice delivered pursuant to Section 4(a)(ii) above, each duly executed by each such New Lender, the Borrowers’ Agent and the Administrative Agent;

(iv) (i) a certificate of each Loan Party, dated as of the First Amendment Effective Date, substantially in the form of Exhibit C to the Credit Agreement, with appropriate insertions and attachments, including the certificate of incorporation of each Loan Party that is a corporation certified by the relevant authority of the jurisdiction of organization of such Loan Party (to the extent such jurisdiction provides such certifications), and (ii) a long form good standing certificate for each Loan Party from its jurisdiction of organization (to the extent such jurisdiction issues such certificates);

(v) an amendment to each of the existing Mortgages (each a “Mortgage Amendment” and collectively the “Mortgage Amendments”), in form and substance satisfactory to Administrative Agent;

(vi) fully paid date down endorsements, bringing forward the effective date of each existing Policy (including all endorsements thereto as reasonably requested by the Administrative Agent) to the date of recording of each applicable Mortgage Amendment and increasing the total amount of title insurance under such Policies, in the aggregate, to $150,000,000.00, in form and substance satisfactory to Administrative Agent, with all conditions to issuance thereof (including the receipt by the Title Insurance Company of all requirements in connection therewith, including, without limitation, affidavits, indemnities and corporate authority documents) having been satisfied;

(vii) an opinion of New York counsel to the MLP and its Subsidiaries; and

(viii) an opinion of Ohio counsel with respect to the Mortgage Amendments in form and substance satisfactory to Administrative Agent.

(b) the Borrowers shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced at least one (1) day prior to the First Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the date upon which the Amendment shall be effective (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

The date on which such conditions have been satisfied (or waived) is referred to herein as the “First Amendment Effective Date”.

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Section 5. Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:

(a) Each Borrower has the corporate power and authority to make, deliver and perform this Amendment.

(b) Each Borrower has taken all necessary corporate or organizational action to authorize the execution, delivery and performance of this Amendment.

(c) No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment.

(d) This Amendment constitutes a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights or remedies generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(e) The execution, delivery and performance of this Amendment will not (a) violate any Requirement of Law or any Contractual Obligation of any Group Member, except where any such violation would not reasonably be expected to result in a Material Adverse Effect, or (b) result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents), except where any such creation or imposition of any such Lien would not reasonably be expected to have a Material Adverse Effect.

(f) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(g) Since December 31, 2012, there has been no development or event that has had or is reasonably expected to have a Material Adverse Effect.

Section 6. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed by each Borrower and the other Loan Parties. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of any Borrower or the other Loan Parties that would require the waiver or consent of the Administrative Agent or the Lenders.

Section 7. Effect of Amendment. On and after the First Amendment Effective Date, each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment. On and after the First Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the First Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement, as amended by this Amendment.

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Section 8. Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form and all of such counterparts taken together constitute one instrument.

Section 9. References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment.

Section 10. Headings Descriptive. The headings of the several sections of this Amendment are inserted for convenience only and do not in any way affect the meaning or construction of any provision of this Amendment.

Section 11. Governing Law. This Amendment is governed by and will be construed in accordance with the law of the State of New York.

Section 12. Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures on following pages.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

SUNCOKE ENERGY PARTNERS, L.P.
By:	SunCoke Energy Partners GP LLC

By:	/s/ Mark E. Newman
Name: Mark E. Newman
Title: Senior Vice President and Chief Financial Officer

HAVERHILL COKE COMPANY LLC

By:	/s/ Mark E. Newman
Name: Mark E. Newman
Title: Senior Vice President and Chief
Financial Officer

MIDDLETOWN COKE COMPANY, LLC

By:	/s/ Mark E. Newman
Name: Mark E. Newman
Title: Senior Vice President and Chief Financial Officer

HAVERHILL COGENERATION COMPANY LLC

By:	/s/ Mark E. Newman
Name: Mark E. Newman
Title: Senior Vice President and Chief Financial Officer

MIDDLETOWN COGENERATION COMPANY, LLC

By:	/s/ Mark E. Newman
Name: Mark E. Newman
Title: Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 1 to Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Executive Director

Signature Page to Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jonathan M. Phillips
Name:	Jonathan M. Phillips
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

BARCLAYS BANK PLC, as a Lender

By:	/s/ Noam Azachi
Name:	Noam Azachi
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

CITIBANK, N.A., as a Lender

By:	/s/ Raymond G. Dunning
Name:	Raymond G. Dunning
Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Authorized Signatory

By:	/s/ Tyler R. Smith
Name:	Tyler R. Smith
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Ian C. Blaker
Name:	Ian C. Blaker
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Steve Ray

Name:	Steve Ray
Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Rebecca Kratz

Name:	Rebecca Kratz
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Max N. Greer, III

Name:	Max N. Greer, III
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

SCHEDULE 1.1A

REVOLVING COMMITMENTS

JPMorgan Chase Bank, N.A.	$23,000,000
Bank of America, N.A.	$20,000,000
Barclays Bank PLC	$20,000,000
Citibank, N.A.	$20,000,000
Credit Suisse AG, Cayman Islands Branch	$15,000,000
Royal Bank of Canada	$10,000,000
The Royal Bank of Scotland plc	$23,000,000
Goldman Sachs Bank USA	$10,000,000
Branch Banking and Trust Company	$9,000,000

Total	$150,000,000